                        [KEYNOTE SERIES ACCOUNT LOGO]

                       ---------------------------------

                               MUTUAL OF NEW YORK

                       ---------------------------------

                                 ANNUAL REPORT

                               DECEMBER 31, 1997

THIS REPORT IS NOT TO BE CONSTRUED AS AN OFFERING FOR SALE OF ANY CONTRACTS PARTICIPATING IN THE KEYNOTE SERIES ACCOUNT, OR AS A SOLICITATION AS AN OFFER TO BUY ANY CONTRACTS UNLESS PRECEDED BY OR ACCOMPANIED BY A CURRENT PROSPECTUS WHICH CONTAINS THE COMPLETE INFORMATION OF CHARGES AND EXPENSES.

                             MONY SERIES FUND, INC.

Dear Shareholder,

     The turmoil in Southeast Asia, which began during the fourth quarter, has become the major market influence of the moment. The crisis is still developing with new problems surfacing daily, and the extent is still to be determined. Many remedies are being put forward, but the problems vary from country to country and no one solution fits all. Time will be required as well as money, and no near term resolution is expected.

     The risks have increased as a result of the problems in Southeast Asia. In general the initial impact on the U.S. economy is somewhat positive: growth will be slower, and inflation and interest rates lower than they would have been. Investors had been concerned that if growth were too fast, wages would begin to increase rapidly and inflation would rise, which would cause the Federal Reserve to tighten the money supply. This seems much less likely now, at least in the near term, and thus the economic outlook is favorable -- there is neither recession nor boom in the immediate future.

     This outlook should be favorable for financial assets, and it is, but mostly for bonds which have already rallied strongly. For the stock market, the benefits are mixed, and the question is whether the favorable effects of lower interest rates offset the unfavorable effects of lower earnings. (Many valuation models use a tradeoff between interest rates and earnings to determine fair value.) The same conditions that are positive for interest rates will put pressure on earnings. Slower growth will mean lower revenues, lack of pricing power will inhibit price increases, companies will put pressure on suppliers to hold costs down, but falling unemployment will put upward pressure on compensation. The result is that corporate earnings will be squeezed, earnings growth will be positive but will be slower than in recent years.

     The combination of still developing Asian problems, relatively high valuations and slower earnings growth makes the environment for stocks less attractive. As the year goes on and the Asian crisis unfolds, it is likely that a number of unforeseen negatives will surface both for the economy and for individual companies. There are many interrelated links that are unknown now, but will likely become evident as companies begin to see the impact of the turmoil on their business. All these factors argue for a less ebullient stock market in 1998. On the positive side is the relatively stable economy, lower interest rates, the stronger dollar and the idea of the U.S. as a safe haven for investors. These positive factors should contain the expected market correction and keep it from turning into something worse.

     The MONY Series Fund, Inc. has conducted a comprehensive review of the computer systems used in connection with the portfolios. The Fund is addressing the Year 2000 issues by modifying existing software and converting to an accounting system that is Year 2000 compliant. The costs to remedy these issues are being borne by the Investment Adviser. As a result, the Fund does not expect the Year 2000 issue to pose a material adverse effect to its operations and financial condition.

                                          Sincerely,

                                          /s/ KENNETH M. LEVINE
                                          Kenneth M. Levine
                                          Chairman

                             KEYNOTE SERIES ACCOUNT

STATEMENTS OF ASSETS AND LIABILITIES December 31, 1997
--------------------------------------------------------------------------------

                                                                      IVA SUBACCOUNT
                                                          --------------------------------------
                                                              TAX          NON-TAX       VARIABLE
                                                           QUALIFIED      QUALIFIED      PAYOUTS
                                                          -----------     ----------     -------
                         ASSETS
Investments at cost (Note 4)............................  $ 8,622,983     $2,123,084     $38,302
                                                          ===========     ==========     =======
     Investments in MONY Series Fund, Inc. at net asset
       value (Note 2)...................................  $14,411,301     $3,553,530     $38,402
     Amount due from MONY...............................            0              0      27,210
                                                          -----------     ----------     -------
Total assets............................................   14,411,301      3,553,530      65,612
                                                          -----------     ----------     -------
                      LIABILITIES
Amount due to MONY Series Fund, Inc. ...................            0              0      27,210
                                                          -----------     ----------     -------
Net assets..............................................  $14,411,301     $3,553,530     $38,402
                                                          ===========     ==========     =======

Net assets consist of:
     Contractholders' net payments......................  $   170,408     $  435,022     $11,836
     Undistributed net investment income................    4,721,810      1,012,669      11,697
     Accumulated net realized gain on investments.......    3,730,765        675,393      14,769
     Unrealized appreciation of investments.............    5,788,318      1,430,446         100
                                                          -----------     ----------     -------
Net assets..............................................  $14,411,301     $3,553,530     $38,402
                                                          ===========     ==========     =======
Number of units outstanding*............................      118,885         31,362         328
                                                          -----------     ----------     -------
Net asset value per unit outstanding*...................  $    121.22     $   113.31     $117.19
                                                          ===========     ==========     =======

* Units outstanding have been rounded for presentation purposes.

                       See notes to financial statements.

                             KEYNOTE SERIES ACCOUNT

STATEMENTS OF OPERATIONS For the year ended December 31, 1997
--------------------------------------------------------------------------------

                                                                       IVA SUBACCOUNT
                                                          ----------------------------------------
                                                                             NON-TAX      VARIABLE
                                                          TAX-QUALIFIED     QUALIFIED     PAYOUTS
                                                          -------------     ---------     --------
Dividend income.........................................   $  1,584,918     $ 374,420     $  2,364
Mortality and expense risk charges (Note 3).............       (142,089)      (34,351)           0
                                                             ----------      --------      -------
Net investment income...................................      1,442,829       340,069        2,364
                                                             ----------      --------      -------
Realized and unrealized gain (loss) on investments (Note
  2):
  Proceeds from sales...................................      2,567,976       462,399       73,142
  Cost of shares sold...................................     (1,433,406)     (250,141)     (69,514)
                                                             ----------      --------      -------
Net realized gain on investments........................      1,134,570       212,258        3,628
Net increase (decrease) in unrealized appreciation of
  investments...........................................      1,078,091       335,934       (3,316)
                                                             ----------      --------      -------
Net realized and unrealized gain on investments.........      2,212,661       548,192          312
                                                             ----------      --------      -------
Net increase in net assets resulting from operations....   $  3,655,490     $ 888,261     $  2,676
                                                             ==========      ========      =======

                       See notes to financial statements.

                             KEYNOTE SERIES ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS For the years ended December 31,
--------------------------------------------------------------------------------

                                                                IVA SUBACCOUNT
                                  ---------------------------------------------------------------------------
                                                                        NON-TAX                VARIABLE
                                         TAX QUALIFIED                 QUALIFIED                PAYOUTS
                                  ---------------------------   -----------------------   -------------------
                                      1997           1996          1997         1996        1997       1996
                                  -------------   -----------   ----------   ----------   --------   --------
FROM OPERATIONS:
     Net investment income
       (loss)...................   $  1,442,829   ($  104,330)  $  340,069   ($  24,518)  $  2,364   $    108
     Net realized gain on
       investments..............      1,134,570       788,910      212,258      184,140      3,628      5,893
     Net increase (decrease) in
       unrealized appreciation
       of investments...........      1,078,091     1,524,818      335,934      354,447     (3,316)     3,387
                                    -----------    ----------   ----------   ----------   --------   --------
Net increase in net assets
  resulting from operations.....      3,655,490     2,209,398      888,261      514,069      2,676      9,388
                                    -----------    ----------   ----------   ----------   --------   --------
FROM UNIT TRANSACTIONS:
     Net proceeds from the
       issuance of units........         96,048       135,833       23,698       16,967     78,388     72,049
     Net asset value of units
       redeemed or used to meet
       contract obligations.....     (2,426,175)   (2,081,034)    (428,049)    (496,194)   (73,141)   (77,195)
                                    -----------    ----------   ----------   ----------   --------   --------
Net increase (decrease) from
  unit transactions.............     (2,330,127)   (1,945,201)    (404,351)    (479,227)     5,247     (5,146)
                                    -----------    ----------   ----------   ----------   --------   --------
Net increase in net assets......      1,325,363       264,197      483,910       34,842      7,923      4,242
Net assets beginning of year....     13,085,938    12,821,741    3,069,620    3,034,778     30,479     26,237
                                    -----------    ----------   ----------   ----------   --------   --------
Net assets end of year*.........   $ 14,411,301   $13,085,938   $3,553,530   $3,069,620   $ 38,402   $ 30,479
                                    ===========    ==========   ==========   ==========   ========   ========
Units outstanding beginning of
  year..........................        140,321       163,054       35,214       41,289        341        352
Units issued during the year....            891         1,633           62          215        686        926
Units redeemed during the
  year..........................        (22,327)      (24,366)      (3,914)      (6,290)      (699)      (937)
                                     -----------    ----------   ----------   ----------   --------   --------
Units outstanding end of year...        118,885       140,321       31,362       35,214        328        341
                                    ===========    ==========   ==========   ==========   ========   ========
*Includes undistributed net
  investment income of:            $  4,721,810   $ 3,278,981   $1,012,669   $  672,600   $ 11,697   $  9,333

                       See notes to financial statements.

                             KEYNOTE SERIES ACCOUNT

                         NOTES TO FINANCIAL STATEMENTS

1. ORGANIZATION AND BUSINESS

     Keynote Series Account ("Keynote") is a separate investment account established on December 16, 1987 by The Mutual Life Insurance Company of New York ("MONY"), under the laws of the State of New York.

     Keynote operates as a unit investment trust under the Investment Company Act of 1940 (the "1940 Act"). Keynote holds assets that are segregated from all of MONY's other assets and, at present, is used as a funding vehicle for retirement plans maintained by state educational organizations and certain other organizations to purchase tax-deferred annuities for their employees ("Group Plans") and as a funding vehicle for annuities purchased by individuals, principally for retirement purposes ("Individual Plans"). MONY is the legal holder of the assets in Keynote. This report contains information related to Individual Plans only.

     There is one separate account which consists of three sub-accounts, two of which are available to Individual Plans. They all invest solely in the Equity Income Portfolio (the "Portfolio") of the MONY Series Fund, Inc. (the "Fund"). The Fund is registered under the 1940 Act as an open end, diversified, management investment company.

     The financial statements of the Portfolio, including the portfolio of investments, are contained on pages 8 through 18 of this report and should be read in conjunction with these financial statements.

     The operations of Keynote form a part of, and are taxed with, the operations of MONY. MONY does not expect, based upon current tax law to incur any income tax burden upon the earnings or realized capital gains attributed to Keynote. Based upon this expectation, no charges are currently being deducted from Keynote for federal income tax purposes.

2. SIGNIFICANT ACCOUNTING POLICIES

  Investment Valuation:

     The investment in shares of the Fund is stated at the net asset value of the Portfolio. The Fund's net asset value is based upon market valuations of the securities held.

3. RELATED PARTY TRANSACTIONS

     Because Keynote purchases shares of the Fund, the net assets of Keynote reflect the investment management fee charged by MONY Life Insurance Company of America (a wholly-owned subsidiary of MONY), the investment adviser, which provides investment advice and related services for each of the Fund's portfolios.

     Daily charges against Keynote for mortality and expense risks assumed by MONY are computed at an annual rate of 1.0% for the IVA Tax Qualified and IVA Non-Tax Qualified subaccounts and no charges are made against the IVA Variable Payouts subaccount.

                             KEYNOTE SERIES ACCOUNT

4. INVESTMENTS

     Investments in the Equity Income Portfolio of the MONY Series Fund, Inc. at cost, at December 31, 1997 consist of the following:

                                                                     IVA SUBACCOUNT
                                                         ---------------------------------------
                                                             TAX          NON-TAX       VARIABLE
                                                          QUALIFIED      QUALIFIED      PAYOUTS
                                                         -----------     ----------     --------
Shares beginning of year:
     Shares............................................      558,274        130,956        1,300
     Amount............................................  $ 8,375,711     $1,975,108     $ 27,063
                                                         -----------     ----------     --------
Share acquired:
     Shares............................................        3,963            934        2,959
     Amount............................................  $    95,760     $   23,697     $ 78,389
Shares received for reinvestment of dividends:
     Shares............................................       73,717         17,415          110
     Amount............................................  $ 1,584,918     $  374,420     $  2,364
Shares redeemed:
     Shares............................................     (104,172)       (18,179)      (2,952)
     Amount............................................  $(1,433,406)    $ (250,141)    $(69,514)
                                                         -----------     ----------     --------
Net change:
     Shares............................................      (26,492)           170          117
     Amount............................................  $   247,272     $  147,976     $ 11,239
                                                         -----------     ----------     --------
Shares end of year:
     Shares............................................      531,782        131,126        1,417
     Amount............................................  $ 8,622,983     $2,123,084     $ 38,302
                                                          ==========      =========     ========

                       REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Trustees of the
Mutual Life Insurance Company of New York and the
Contractholders of Keynote Series Account:

     We have audited the accompanying statements of assets and liabilities of IVA Tax Qualified, IVA Non-Tax Qualified and IVA Variable Payouts Subaccounts (three of the subaccounts constituting the Keynote Series Account) as of December 31, 1997, the related statements of operations for the year then ended and the statements of changes in net assets for each of the two years in the period then ended. These financial statements are the responsibility of MONY's management. Our responsibility is to express an opinion on these financial statements based on our audits.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1997, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of the IVA Tax Qualified, IVA Non-Tax Qualified and IVA Variable Payouts Subaccounts of the Keynote Series Account as of December 31, 1997, the results of their operations for the year then ended, and the changes in their net assets for each of the two years in the period then ended, in conformity with generally accepted accounting principles.

                                          COOPERS & LYBRAND L.L.P.
New York, New York
February 11, 1998

                             MONY SERIES FUND, INC.
                            EQUITY INCOME PORTFOLIO

     The stock market has enjoyed an unprecedented three very strong (greater than 20 percent) years in a row. Valuations and expectations are high and the risks and unknowns are increasing. The most prudent approach is a strategy that emphasizes defensive sectors and companies, and relatively assured earnings growth.

     Cyclical and economy sensitive sectors have been reduced, mostly in the basic materials industries but also in capital spending related industries. Any industry or company which has depended on Asia for incremental growth is now more likely to disappoint. Eventually these stocks will become cheap enough to be interesting again, but for now this area is being de-emphasized.

     Telephone sectors are a major overweight. They are attractive for their high yields, stable earnings and the consolidation which is occurring in the industry. The same holds for electric utilities. They are a smaller part of the Portfolio but are being increased in weight. Financial stocks continue as a major overweight, but the emphasis is being changed more toward regional banks and insurance and less toward money center banks.

     In the stable growth sector, healthcare, primarily pharmaceutical companies, continues as an area of major emphasis. Household products, cosmetics and to a lesser extent food names have been increased in weight. In a difficult environment for stocks in general, with corporate profit disappointments likely and the full ramifications of the Asian turmoil still to come, these defensive and higher yield sectors should be attractive to investors.

 COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENTS IN MONY SERIES FUND, INC.
           EQUITY INCOME PORTFOLIO AND TOTAL RETURN ON S&P 500 INDEX


                  MONEY Series Fund, Inc.
                  Equity Income Portfolio      S&P 500 Index
------------------------------------------------------------
12/31/87                   10000                   10000
12/31/88                   10973                   11681
12/31/89                   13399                   15359
12/31/90                   13727                   14872
12/31/91                   16519                   19416
12/31/92                   16682                   20905
12/31/93                   18504                   22994
12/31/94                   18696                   23295
12/31/95                   23619                   32014
12/31/96                   27030                   39313
12/31/97                   33785                   52444



            AVERAGE ANNUAL TOTAL RETURN
          -------------------------------
          1 YEAR     5 YEARS     10 YEARS
          ------     -------     --------
          31.26%     19.21%       15.79%

  PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. ASSUMES REINVESTMENT OF
                                   DIVIDENDS.

                             MONY SERIES FUND, INC.

                            EQUITY INCOME PORTFOLIO

                      STATEMENT OF ASSETS AND LIABILITIES

                               DECEMBER 31, 1997

ASSETS
Securities, at value (Note 2)*..................................................  $20,614,580
Cash............................................................................       56,256
Dividends receivable............................................................       28,953
Receivable for fund shares sold.................................................       27,210
Receivable for securities sold..................................................       10,071
Prepaid expense.................................................................          780
                                                                                  -----------
          Total assets..........................................................   20,737,850
                                                                                  -----------
LIABILITIES
Payable for fund shares redeemed................................................            9
Accrued expenses:
     Investment advisory fees...................................................        9,290
     Custodian fees.............................................................        3,089
     Accounting fees............................................................        2,651
     Professional fees..........................................................          202
     Miscellaneous fees.........................................................        1,723
                                                                                  -----------
          Total liabilities.....................................................       16,964
                                                                                  -----------
Net assets......................................................................  $20,720,886
                                                                                  ===========
Net assets consist of:
     Capital stock -- $.01 par value............................................  $     7,645
     Additional paid-in capital.................................................    9,916,625
     Undistributed net investment income........................................      444,144
     Undistributed net realized gain on investments.............................    2,843,443
     Net unrealized appreciation of investments.................................    7,509,029
                                                                                  -----------
Net assets......................................................................  $20,720,886
                                                                                  ===========
Shares of capital stock outstanding.............................................      764,503
                                                                                  -----------
Net asset value per share of outstanding capital stock..........................  $     27.10
                                                                                  ===========
*Investments at cost............................................................  $13,105,551

                       See notes to financial statements.

                             MONY SERIES FUND, INC.

                            EQUITY INCOME PORTFOLIO

                            STATEMENT OF OPERATIONS

                      FOR THE YEAR ENDED DECEMBER 31, 1997

INVESTMENT INCOME:
     Interest....................................................................  $   24,980
     Dividends...................................................................     513,188
     Other.......................................................................      23,692
                                                                                   ----------
          Total investment income................................................     561,860
                                                                                   ----------
EXPENSES:
     Investment advisory fees (Note 3)...........................................      85,565
     Custodian fees..............................................................      11,560
     Accounting fees (note 3)....................................................       6,267
     Professional fees...........................................................       9,396
     Directors fees..............................................................       3,192
     Miscellaneous fees..........................................................       3,533
                                                                                   ----------
          Total expenses.........................................................     119,513
          Expenses reduced by a custodian fee arrangement........................      (1,797)
                                                                                   ----------
          Net expenses...........................................................     117,716
                                                                                   ----------
Net investment income............................................................     444,144
                                                                                   ----------
REALIZED AND UNREALIZED GAIN ON INVESTMENTS (NOTE 2):
     Realized gain from security transactions (excluding short-term securities):
          Proceeds from sales....................................................   8,293,158
          Less: Cost of securities sold..........................................   5,460,695
                                                                                   ----------
Net realized gain on investments.................................................   2,832,463
Net increase in unrealized appreciation of investments...........................   2,149,816
                                                                                   ----------
Net realized and unrealized gain on investments..................................   4,982,279
                                                                                   ----------
Net increase in net assets resulting from operations.............................  $5,426,423
                                                                                   ==========

                       See notes to financial statements.

                             MONY SERIES FUND, INC.

                            EQUITY INCOME PORTFOLIO

                       STATEMENT OF CHANGES IN NET ASSETS

                        FOR THE YEARS ENDED DECEMBER 31,

                                                                       1997            1996
                                                                    -----------     -----------
From operations:
     Net investment income........................................  $   444,144     $   506,646
     Net realized gain on investments (Note 2)....................    2,832,463       1,744,115
     Net increase in unrealized appreciation of investments.......    2,149,816       1,057,847
                                                                    -----------     -----------
Net increase in net assets resulting from operations..............    5,426,423       3,308,608
                                                                    -----------     -----------
Dividends and distributions to shareholders from:
     Net investment income (Note 4)...............................     (774,467)        (34,413)
     Net realized gain from investment transactions (Note 4)......   (1,471,218)              0
                                                                    -----------     -----------
          Total dividends and distributions to shareholders.......   (2,245,685)        (34,413)
                                                                    -----------     -----------
From share transactions:
     Proceeds from the issuance of shares.........................      321,172         427,851
     Proceeds from dividends and distributions reinvested.........    2,245,685          34,413
     Net asset value of shares redeemed...........................   (3,599,056)     (3,255,147)
                                                                    -----------     -----------
Net decrease in net assets resulting from share transactions......   (1,032,199)     (2,792,883)
                                                                    -----------     -----------
Net increase in net assets........................................    2,148,539         481,312
Net assets beginning of year......................................   18,572,347      18,091,035
                                                                    -----------     -----------
Net assets end of year*...........................................  $20,720,886     $18,572,347
                                                                    ===========     ===========
Shares issued and redeemed:
     Issued.......................................................       12,780          20,290
     Issued in reinvestment of dividends and distributions........      104,450           1,654
     Redeemed.....................................................     (144,920)       (152,508)
                                                                    -----------     -----------
          Net decrease............................................      (27,690)       (130,564)
                                                                    ===========     ===========
*Including undistributed net investment income of:                     $444,144        $500,290

                       See notes to financial statements.

                             MONY SERIES FUND, INC.
                            EQUITY INCOME PORTFOLIO
                            PORTFOLIO OF INVESTMENTS
                               DECEMBER 31, 1997


                                                                       VALUE
DESCRIPTION                                SHARES                    (NOTE 2)
-----------------------------------------------------------------------------
COMMON STOCKS -- 99.2%
-----------------------------------------------------------------------------
AEROSPACE/DEFENSE -- 2.2%
  Northrop Grumman Corp.                    2,000                $    230,000
  United Technologies Corp.                 3,000                     218,436
                                                                   ----------
                                                                      448,436
                                                                   ----------
AUTOMOBILES -- 1.8%
  Ford Motor Co.                            4,000                     194,748
  General Motors Corp.                      3,000                     181,875
                                                                   ----------
                                                                      376,623
                                                                   ----------
AUTOMOTIVE PARTS -- 2.7%
  Dana Corp.                                6,000                     285,000
  Eaton Corp.                               3,000                     267,750
                                                                   ----------
                                                                      552,750
                                                                   ----------
BANKS/MAJOR -- 4.7%
  Bank of New York Inc.                     4,000                     231,248
  BankAmerica Corp.                         4,000                     292,000
  Bankers Trust New York Corp.              2,000                     224,874
  Chase Manhattan Corp.                     2,000                     219,000
                                                                   ----------
                                                                      967,122
                                                                   ----------
BANKS/REGIONAL -- 6.6%
  BankBoston Corp.                          3,000                     281,811
  First Union Corp.                         5,500                     281,875
  Fleet Financial Group, Inc.               1,500                     112,406
  Mellon Bank Corp.                         3,500                     212,188
  NationsBank Corp.                         3,000                     182,436
  Wells Fargo & Co.                           900                     305,493
                                                                   ----------
                                                                    1,376,209
                                                                   ----------
CHEMICALS -- 3.4%
  duPont (E.I.) de Nemours & Co.            5,000                     300,310
  Monsanto Co.                              5,000                     210,000
  Olin Corp.                                4,000                     187,500
                                                                   ----------
                                                                      697,810
                                                                   ----------
CONGLOMERATES -- 2.9%
  General Signal Corp.                      4,000                     168,748
  Harsco Corp.                              4,000                     172,500
  Textron Inc.                              4,000                     250,000
                                                                   ----------
                                                                      591,248
                                                                   ----------
COSMETICS -- 1.2%
  Avon Products, Inc.                       4,000                     245,500
                                                                   ----------
DRUGS -- 9.1%
  American Home Products Corp.              3,500                     267,750
  Baxter International, Inc.                4,000                     201,748
  Bristol Myers Squibb Co.                  2,500                     236,563
  Lilly (Eli) & Co.                         3,000                     208,875
  Merck and Co., Inc.                       1,500                     159,375
  Schering -- Plough Corp.                  4,000                     248,500
  SmithKline Beecham PLC                    6,000                     308,621
  Warner Lambert Co.                        2,000                     248,000
                                                                   ----------
                                                                    1,879,432
                                                                   ----------
ELECTRICAL EQUIPMENT -- 4.5%
  Emerson Electric Co.                      5,000                     282,185
  General Electric Co.                      9,000                     660,375
                                                                   ----------
                                                                      942,560
                                                                   ----------
ELECTRONICS -- 2.1%
  AMP, Inc.                                 6,000                     252,000
  Thomas & Betts Corp.                      4,000                     189,000
                                                                   ----------
                                                                      441,000
                                                                   ----------
FOOD PRODUCTS -- 1.0%
  General Mills, Inc.                       1,500                     107,438
  Quaker Oats Co.*                          2,000                     105,500
                                                                   ----------
                                                                      212,938
                                                                   ----------
FOREST PRODUCTS -- 0.6%
  Georgia -- Pacific Corp.                  1,000                      22,625
  Weyerhaeuser Co.                          2,000                      98,124
                                                                   ----------
                                                                      120,749
                                                                   ----------
INSURANCE -- 3.4%
  CIGNA Corp.                               1,500                     259,593
  Lincoln National Corp.                    3,000                     234,375
  St. Paul Cos., Inc.                       2,500                     205,155
                                                                   ----------
                                                                      699,123
                                                                   ----------
MACHINERY -- 2.1%
  Cooper Industries, Inc.                   4,000                     196,000
  Timken Co.                                7,000                     240,625
                                                                   ----------
                                                                      436,625
                                                                   ----------
METALS -- 1.3%
  Carpenter Technology Corp.                3,000                     144,186
  Reynolds Metals Co.                       2,000                     120,000
                                                                   ----------
                                                                      264,186
                                                                   ----------
MISCELLANEOUS -- 1.2%
  Minnesota Mining &
    Manufacturing Co.                       1,500                     123,093
  Public Storage Inc.                       4,000                     117,500
                                                                   ----------
                                                                      240,593
                                                                   ----------
NATURAL GAS -- 3.3%
  Consolidated Natural Gas Co.              4,000                     242,000
  El Paso Natural Gas Co.                   3,500                     232,750
  MCN Energy Group Inc.                     1,000                      40,375
  Questar, Corp.                            4,000                     178,500
                                                                   ----------
                                                                      693,625
                                                                   ----------
OFFICE & BUSINESS
  EQUIPMENT -- 2.7%
  Pitney -- Bowes, Inc.                     3,000                     269,811
  Xerox Corp.                               4,000                     295,248
                                                                   ----------
                                                                      565,059
                                                                   ----------
OIL -- DOMESTIC -- 1.4%
  Amoco, Corp.                              1,500                     127,688
  Atlantic Richfield Co.                    2,000                     160,250
                                                                   ----------
                                                                      287,938
                                                                   ----------

                       See notes to financial statements.

                             MONY SERIES FUND, INC.
                            EQUITY INCOME PORTFOLIO
                    PORTFOLIO OF INVESTMENTS -- (CONTINUED)
                               DECEMBER 31, 1997

                                                                       VALUE
DESCRIPTION                                SHARES                    (NOTE 2)
-----------------------------------------------------------------------------
OIL -- INTERNATIONAL -- 4.8%
  British Petroleum PLC ADR                 2,022                $    161,127
  Chevron Corp.                             2,000                     154,000
  Exxon Corp.                               3,000                     183,560
  Mobil Corp.                               2,500                     180,468
  Royal Dutch Petroleum Co.                 3,000                     162,561
  Texaco, Inc.                              3,000                     163,125
                                                                   ----------
                                                                    1,004,841
                                                                   ----------
OIL -- SERVICE &
  DRILLING -- 2.9%
  Dresser Industries, Inc.                  6,000                     251,622
  Williams (The) Companies, Inc.            6,000                     340,500
                                                                   ----------
                                                                      592,122
                                                                   ----------
PAPER -- 1.8%
  Georgia -- Pacific Group                  1,000                      60,750
  International Paper Co.                   2,000                      86,250
  Kimberly -- Clark Corp.                   2,500                     123,280
  Union Camp Corp.                          2,000                     107,374
                                                                   ----------
                                                                      377,654
                                                                   ----------
PHOTOGRAPHY -- 0.3%
  Eastman Kodak Co.                         1,000                      60,812
                                                                   ----------
PUBLISHING -- 1.4%
  McGraw -- Hill Companies, Inc.            4,000                     296,000
                                                                   ----------
RAILROADS -- 1.3%
  Norfolk Southern Corp.                    5,000                     154,060
  Union Pacific Corp.                       2,000                     124,874
                                                                   ----------
                                                                      278,934
                                                                   ----------
REAL ESTATE INVESTMENT
  TRUSTS -- 4.4%
  Bay Apartment Community, Inc.             2,000                      78,000
  Crescent Real Estate Equities
    Trust                                   4,000                     157,500
  Developers Diversified Realty
    Corp.                                   2,500                      95,625
  Equity Office Properties Trust            2,000                      63,124
  Equity Residential Properties
    Trust                                   2,000                     101,124
  Felcor Suite Hotels Inc.                  3,500                     124,250
  Health Care Property
    Investors, Inc.                         5,000                     189,060
  Irvine Apartment Communities,
    Inc                                     3,500                     111,341
                                                                   ----------
                                                                      920,024
                                                                   ----------
RETAIL SERVICES -- 1.0%
  Penney (J.C.) & Co., Inc.                 1,000                      60,312
  Sears Roebuck & Co.                       3,000                     135,750
                                                                   ----------
                                                                      196,062
                                                                   ----------
SAVINGS & LOAN -- 3.5%
  Ahmanson (H.F.) & Co.                     6,000                     401,622
  Washington Mutual Inc.                    5,000                     319,060
                                                                   ----------
                                                                      720,682
                                                                   ----------
SOAPS -- 1.1%
  Colgate -- Palmolive Co.                  3,000                     220,500
                                                                   ----------
TELECOMMUNICATIONS
  EQUIPMENT -- 1.3%
  Harris Corp.                              6,000                     275,250
                                                                   ----------
TOBACCO -- 2.1%
  Fortune Brands, Inc.                      4,000                     148,248
  Gallaher Group PLC ADR                    3,500                      74,813
  Philip Morris Companies, Inc.             4,500                     203,904
                                                                   ----------
                                                                      426,965
                                                                   ----------
UTILITIES -- ELECTRIC -- 2.4%
  American Electric Power, Inc.             3,000                     154,875
  Carolina Power & Light Co.                4,000                     169,748
  FPL Group, Inc.                           3,000                     177,561
                                                                   ----------
                                                                      502,184
                                                                   ----------
UTILITIES -- TELEPHONE -- 11.9%
  AT&T Corp.                                5,000                     306,250
  Ameritech Corp.                           3,500                     281,750
  Bell Atlantic Corp.                       5,000                     455,000
  Bellsouth Corp.                           4,500                     253,404
  Frontier Corp.                            6,000                     144,372
  GTE Corp.                                 4,000                     209,000
  SBC Communications Inc.                   5,000                     366,250
  Sprint Corp.                              4,500                     263,812
  U.S. West Communications Group            4,000                     180,500
                                                                   ----------
                                                                    2,460,338
                                                                   ----------
US GOVERNMENT AGENCY -- 0.8%
  Federal National Mortgage
    Assn.                                   3,000                     171,186
                                                                   ----------
TOTAL COMMON STOCKS
(COST $13,029,179)                                            $    20,543,080
-----------------------------------------------------------------------------
PREFERRED STOCK -- 0.3%
AETNA INC., 6.25%, CLASS C
(COST $76,372)                              1,000             $        71,500
-----------------------------------------------------------------------------
TOTAL INVESTMENTS
(COST $13,105,551) -- 99.5%                                   $    20,614,580
OTHER ASSETS LESS LIABILITIES -- 0.5%                                 106,306
-----------------------------------------------------------------------------
NET ASSETS -- 100.0%                                          $    20,720,886
=============================================================================

The aggregate cost of securities for federal income tax purpose at December
  31, 1997 is $13,093,092.

    The following amounts are based on costs for federal income tax purposes:

        Aggregate gross unrealized appreciation               $     7,606,901
        Aggregate gross unrealized depreciation                       (85,413)
                                                                   ----------
        Net unrealized appreciation                           $     7,521,488
                                                                   ==========

                       See notes to financial statements.
--------------------------------------------------------------------------------
* Non-income producing security as defined by the Investment Company Act of 1940.
  ADR = American Depository Receipt.
  Percentages are based on net assets.

                             MONY SERIES FUND, INC.

                            EQUITY INCOME PORTFOLIO

                         NOTES TO FINANCIAL STATEMENTS

1. ORGANIZATION AND BUSINESS

     The Equity Income Portfolio (the "Portfolio") is one of the portfolios offered within the MONY Series Fund, Inc. (the "Fund"). The Fund is registered under the Investment Company Act of 1940 (the "1940 Act") as an open end, diversified, management investment company. This registration does not imply any supervision by the Securities and Exchange Commission over the Fund's management. The Equity Income Portfolio is presented here since it is the only portfolio available to the Individual Plans of the Keynote Series Account ("Keynote").

2. SIGNIFICANT ACCOUNTING POLICIES

  A. Portfolio Valuations:

     Short-term securities with 61 days or more to maturity at time of purchase are valued at market through the 61st day prior to maturity, based on quotations obtained from market makers or other appropriate sources; thereafter, any unrealized appreciation or depreciation existing on the 61st day is amortized on a straight-line basis over the remaining number of days to maturity. Short-term securities with 60 days or less to maturity at time of purchase are valued at amortized cost. The amortized cost of a security is determined by valuing it at original cost and thereafter amortizing any discount or premium at a constant rate until maturity.

     Common stocks traded on national securities exchanges are valued at the last sales price as of the close of the New York Stock Exchange or at the last bid price for over-the-counter securities.

     All other securities, when held by the Portfolio, including any restricted securities, are valued at their fair value as determined in good faith by the Board of Directors. As of December 31, 1997, there were no such securities.

  B. Federal Income Taxes:

     Each portfolio of the Fund is a separate entity for federal income tax purposes and intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

  C. Security Transactions and Investment Income:

     Security transactions are recorded as of the trade date.

     Dividend income is recorded on the ex-dividend date, income from other investments is accrued as earned.

     Realized gains and losses from investments sold are determined on the basis of identified cost for accounting and federal income tax purposes.

  D. Other:

     The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates.

     Earnings credits received from the custodian are shown as a reduction of total expenses.

                             MONY SERIES FUND, INC.

                            EQUITY INCOME PORTFOLIO

                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)

3. INVESTMENT ADVISORY FEES AND RELATED PARTY TRANSACTIONS

     Under an investment advisory agreement between the Fund and MONY Life Insurance Company of America ("Investment Adviser" or "MONY America"), a wholly-owned subsidiary of The Mutual Life Insurance Company of New York ("MONY"), the Investment Adviser provides investment advice and related services for the Portfolio, administers the overall day-to-day affairs of the Portfolio, bears all expenses associated with organizing the Fund, the initial registration of its securities, and the compensation of the directors, officers and employees of the Portfolio who are affiliated with the Investment Adviser.

     For these services, the Investment Adviser receives an investment advisory fee. The fee is a daily charge equal to an annual rate of .50% of the first $400,000,000 of the average daily net assets of the Portfolio; .35% of the next $400,000,000 of the average daily net assets of the Portfolio; and .30% of the average daily net assets of the Portfolio in excess of $800,000,000. Prior to October 14, 1997, the fee for the first $400,000,000 was .40% of the aggregate average daily net assets for all of the Fund's Portfolios. For the year ended December 31, 1997, the fees incurred by the Equity Income Portfolio was $85,565. On October 15, 1997, the Investment Adviser began assessing the Fund an accounting fee. This fee is based on an allocation of expenses borne by the Investment Adviser for personnel, facilities and services necessary to calculate the Portfolios' daily net asset values. The fee is allocated to the Fund at $25,000 per portfolio, per annum, with the excess of the Investment Adviser's expenses allocated to each portfolio daily based on each portfolio's net assets in relation to the total net assets of the Fund.

     The Investment Adviser has a service agreement with MONY to provide it with personnel, services, facilities, supplies and equipment in order to carry out its duties to provide investment management services under the Investment Advisory Agreement. MONY also provides transfer agent services to the Portfolio. The Investment Adviser pays MONY for these services.

     Aggregate remuneration incurred to non-affiliated Directors of the Fund for the year ended December 31, 1997, amounted to $3,192 for the Equity Income Portfolio.

4. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS

     Dividends and distributions to shareholders are recorded on the ex-dividend date. Dividends from net investment income and net realized capital gains, if any, of the Equity Income Portfolio will normally be declared and reinvested annually in additional full and fractional shares.

     Dividends from net investment income and distributions from net realized capital gains are determined in accordance with U.S. federal income tax regulations which may differ from generally accepted accounting principles.

     During the year ended December 31, 1997, the Equity Income Portfolio increased undistributed realized gains by $5,354 and decreased undistributed net investment income by $5,354. These differences are primarily due to return of capital distribution received on investments.

5. CAPITAL STOCK

  A. Authorized Capital Stock:

     The Equity Income Portfolio has 150 million authorized shares of capital stock with a par value of $.01 per share.

                             MONY SERIES FUND, INC.

                            EQUITY INCOME PORTFOLIO

                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)

5. CAPITAL STOCK (CONTINUED)

  B. Purchases of Portfolio Shares:

     Shares of the Portfolio are sold to MONY America and MONY for allocation to MONY America Variable Account L and MONY Variable Account L to fund benefits under Flexible Premium Variable Life Insurance Contracts, to MONY America Variable Account S and MONY Variable Account S to fund benefits under Variable Life Insurance with Additional Premium Option Contracts; and to MONY America Variable Account A and MONY Variable Account A, to fund benefits under Flexible Payment Variable Annuity Contracts issued by those companies. Shares of the Fund are also sold to MONY for allocation to the Keynote Series Account ("Keynote") to fund benefits under Individual Annuity Plans issued by MONY.

6. PURCHASES AND SALES OF INVESTMENTS

     The aggregate cost of investments purchased and proceeds from sales or maturities, other than short-term investments, for the year ended December 31, 1997 were $5,730,202 and $8,293,087, respectively

                             MONY SERIES FUND, INC.

                            EQUITY INCOME PORTFOLIO

                              FINANCIAL HIGHLIGHTS

                 FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD:

                                                                 FOR THE YEARS ENDED DECEMBER 31,
                                        -----------------------------------------------------------------------------------
                                           1997          1996          1995          1994           1993           1992
                                        -----------   -----------   -----------   -----------   ------------   ------------
Net asset value, beginning of year....  $     23.44   $     19.61   $     15.53   $     16.43   $      15.56   $      14.64
                                         ----------    ----------    ----------    ----------    -----------    -----------
Income from investment operations
  Net investment income...............         0.61          0.98          0.69          0.64           0.52           0.59
  Net gains (losses) on investments
    (both realized and unrealized)....         5.96          2.89          4.45         (0.51)          1.68           0.92
                                         ----------    ----------    ----------    ----------    -----------    -----------
    Total from investment
      operations......................         6.57          3.87          5.14          0.13           2.20           1.51
Less distributions
  Dividends (from net investment
    income)...........................        (1.00)        (0.04)        (0.65)        (0.64)         (0.52)         (0.59)
  Distributions (from realized capital
    gains)............................        (1.91)         0.00         (0.41)        (0.39)         (0.81)          0.00*
                                         ----------    ----------    ----------    ----------    -----------    -----------
    Total distributions...............        (2.91)        (0.04)        (1.06)        (1.03)         (1.33)         (0.59)
Net asset value, end of year..........  $     27.10   $     23.44   $     19.61   $     15.53   $      16.43   $      15.56
                                         ==========    ==========    ==========    ==========    ===========    ===========
    Total return......................        31.26%        19.76%        33.12%         0.78%         14.14%         10.31%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of year...............  $20,720,886   $18,572,347   $18,091,035   $16,204,925   $151,330,311   $121,540,392
Average commission rate...............  $    0.0491   $    0.0593           N/A           N/A            N/A            N/A
Ratio of net investment income to
  average net assets..................         2.20%         2.79%         3.54%         3.53%          3.22%          3.68%
Ratio of expenses to average net
  assets..............................         0.59%         0.55%         0.56%         0.48%          0.46%          0.46%
Portfolio turnover rate...............        29.32%        29.37%        26.80%        32.48%         28.48%         35.62%

                                                   FOR THE YEARS ENDED DECEMBER 31,
                                        ----------------------------------------------------
                                            1991          1990          1989         1988
                                        ------------   -----------   ----------   ----------
Net asset value, beginning of year....  $      12.70   $     14.26   $    12.67   $    12.03
                                         -----------    ----------   ----------   ----------
Income from investment operations
  Net investment income...............          0.64          0.54         0.64         0.70
  Net gains (losses) on investments
    (both realized and unrealized)....          1.94         (1.50)        2.20         1.64
                                         -----------    ----------   ----------   ----------
    Total from investment
      operations......................          2.58         (0.96)        2.84         2.34
Less distributions
  Dividends (from net investment
    income)...........................         (0.64)        (0.60)       (0.64)       (0.66)
  Distributions (from realized capital
    gains)............................          0.00*         0.00        (0.61)       (1.04)
                                         -----------    ----------   ----------   ----------
    Total distributions...............         (0.64)        (0.60)       (1.25)       (1.70)
Net asset value, end of year..........  $      14.64   $     12.70   $    14.26   $    12.67
                                         ===========    ==========   ==========   ==========
    Total return......................         20.31%        (6.73%)      22.42%       19.45%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of year...............  $118,114,947   $99,878,151   $6,185,876   $5,054,514
Average commission rate...............           N/A           N/A          N/A          N/A
Ratio of net investment income to
  average net assets..................          4.46%         5.39%        4.66%        5.24%
Ratio of expenses to average net
  assets..............................          0.49%         0.52%        0.88%        0.91%
Portfolio turnover rate...............         25.84%         8.89%       19.55%       22.70%

---------------

* Less than $.01 per share.

                       REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Directors and Shareholders of MONY Series Fund, Inc.:

     We have audited the accompanying statement of assets and liabilities, including the portfolio of investments of the Equity Income Portfolio (one of the portfolios constituting MONY Series Fund, Inc.), which is available for purchase by the Keynote Series Account, as of December 31, 1997, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the ten years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1997, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Equity Income Portfolio of MONY Series Fund, Inc., as of December 31, 1997, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the ten years in the period then ended, in conformity with generally accepted accounting principles.

                                                  COOPERS & LYBRAND L.L.P.

New York, New York
February 11, 1998

                             MONY SERIES FUND, INC.
                                 1740 BROADWAY
                            NEW YORK, NEW YORK 10019

DIRECTORS AND PRINCIPAL OFFICERS
Kenneth M. Levine                             Chairman, President and Director
Joel Davis                                    Director
Michael J. Drabb                              Director
Alan J. Hartnick                              Director
Floyd L. Smith                                Director
Edward E. Hill                                Vice President-Compliance
David V. Weigel                               Treasurer
John P. Keller                                Controller
Frederick C. Tedeschi                         Secretary

INVESTMENT ADVISER
MONY Life Insurance Co. of America
1740 Broadway
New York, New York 10019

PRINCIPAL UNDERWRITER AND DISTRIBUTOR
MONY Securities Corp.
1740 Broadway
New York, New York 10019

CUSTODIAN
Chase Manhattan Bank
4 New York Plaza
New York, New York 10004

TRANSFER AGENT
The Mutual Life Insurance Co. of New York
1740 Broadway
New York, New York 10019

INDEPENDENT ACCOUNTANTS
Coopers & Lybrand L.L.P.
1301 Avenue of the Americas
New York, New York 10019

   [KEYNOTE SERIES ACCOUNT LOGO]

   MUTUAL OF NEW YORK
   One MONY Plaza
   PO Box 48-30
   Syracuse, New York 13221

            The Mutual Life Insurance Company of New York, New York, NY